UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 21, 2004

CNET Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20939	13-3696170
(CommissionFile Number)	(IRS Employer Identification Number)

235 Second Street
San Francisco, CA 94105
(Address of principal executive offices including zip code)

(415) 344-2000
(Registrant’s telephone number, including area code)

ITEM 5.    Other Items.

On April 21, 2004, CNET Networks, Inc. announced the sale of $125 million of 0.75% Senior Convertible Notes, as further described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits.

The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.	TITLE

99.1	Press release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2004

CNET Networks, Inc. By: /s/ DOUGLAS N. WOODRUM —————————————— Name: Douglas N. Woodrum Title: Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	TITLE

99.1	Press release